Exhibit 99.2 Salesforce & Slack Announcement of Definitive Agreement to Acquire Slack December 1, 2020Exhibit 99.2 Salesforce & Slack Announcement of Definitive Agreement to Acquire Slack December 1, 2020

Forward-Looking Statements This communication relates to a proposed business combination transaction between Salesforce.com, Inc. (“Salesforce”) and Slack Technologies, Inc. (“Slack”). This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Salesforce or Slack stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of Salesforce or Slack to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Salesforce or Slack do business, or on Salesforce’s or Slack’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Salesforce to successfully integrate Slack’s operations; the ability of Salesforce to implement its plans, forecasts and other expectations with respect to Salesforce’s business after the completion of the transaction and realize expected synergies; and business disruption following the merger. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Salesforce’s and Slack’s respective periodic reports and other filings with the SEC, including the risk factors identified in Salesforce’s and Slack’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Salesforce nor Slack undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. 2Forward-Looking Statements This communication relates to a proposed business combination transaction between Salesforce.com, Inc. (“Salesforce”) and Slack Technologies, Inc. (“Slack”). This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Salesforce or Slack stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of Salesforce or Slack to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Salesforce or Slack do business, or on Salesforce’s or Slack’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Salesforce to successfully integrate Slack’s operations; the ability of Salesforce to implement its plans, forecasts and other expectations with respect to Salesforce’s business after the completion of the transaction and realize expected synergies; and business disruption following the merger. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Salesforce’s and Slack’s respective periodic reports and other filings with the SEC, including the risk factors identified in Salesforce’s and Slack’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Salesforce nor Slack undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. 2

Additional Information and Where to Find It In connection with the proposed transaction, Salesforce intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Slack and that also constitutes a prospectus of Salesforce. Each of Salesforce and Slack may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Salesforce or Slack may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Salesforce and Slack. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Salesforce, Slack and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Salesforce will be available free of charge on Salesforce’s website at www.salesforce.com/investor or by contacting Salesforce’s Investor Relations department at investor@salesforce.com. Copies of the documents filed with the SEC by Slack will be available free of charge on Slack’s website at investor.slackhq.com or by contacting Slack’s Investor Relations department at ir@slack.com. Participants in the Solicitation Salesforce, Slack and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Salesforce, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Salesforce’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020, and Salesforce’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 5, 2020, as well as in a Form 8-K filed by Salesforce with the SEC on June 1, 2020. Information about the directors and executive officers of Slack, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Slack’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 5, 2020, and Slack’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 12, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Salesforce or Slack using the sources indicated above. 3Additional Information and Where to Find It In connection with the proposed transaction, Salesforce intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Slack and that also constitutes a prospectus of Salesforce. Each of Salesforce and Slack may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Salesforce or Slack may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Salesforce and Slack. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Salesforce, Slack and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Salesforce will be available free of charge on Salesforce’s website at www.salesforce.com/investor or by contacting Salesforce’s Investor Relations department at investor@salesforce.com. Copies of the documents filed with the SEC by Slack will be available free of charge on Slack’s website at investor.slackhq.com or by contacting Slack’s Investor Relations department at ir@slack.com. Participants in the Solicitation Salesforce, Slack and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Salesforce, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Salesforce’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020, and Salesforce’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 5, 2020, as well as in a Form 8-K filed by Salesforce with the SEC on June 1, 2020. Information about the directors and executive officers of Slack, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Slack’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 5, 2020, and Slack’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 12, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Salesforce or Slack using the sources indicated above. 3

Transaction & Financing Overview ● Slack shareholders will receive $26.79 in cash and 0.0776x shares of Salesforce common stock for each Slack share Transaction ● Reflects an enterprise value of approximately $27.7 billion based on the closing price of Salesforce common stock Consideration on November 30, 2020 ● Slack will become an operating unit of Salesforce and will continue to be led by CEO Stewart Butterfield and his Management & leadership team to further the mission of Slack to make people’s working lives simpler, more pleasant, and more Governance productive + ● Obtained commitments for a $10 billion 364-day senior unsecured bridge facility Financing ● Expect to fund the cash consideration with cash from our balance sheet and approximately $10 billion of proceeds from a combination of the issuance of debt securities and/or term loans ● Anticipated to close in the second quarter of fiscal year 2022 Anticipated ● Subject to approval of Slack shareholders Transaction Close ● Subject to satisfaction of customary closing conditions, including applicable regulatory approvals 4Transaction & Financing Overview ● Slack shareholders will receive $26.79 in cash and 0.0776x shares of Salesforce common stock for each Slack share Transaction ● Reflects an enterprise value of approximately $27.7 billion based on the closing price of Salesforce common stock Consideration on November 30, 2020 ● Slack will become an operating unit of Salesforce and will continue to be led by CEO Stewart Butterfield and his Management & leadership team to further the mission of Slack to make people’s working lives simpler, more pleasant, and more Governance productive + ● Obtained commitments for a $10 billion 364-day senior unsecured bridge facility Financing ● Expect to fund the cash consideration with cash from our balance sheet and approximately $10 billion of proceeds from a combination of the issuance of debt securities and/or term loans ● Anticipated to close in the second quarter of fiscal year 2022 Anticipated ● Subject to approval of Slack shareholders Transaction Close ● Subject to satisfaction of customary closing conditions, including applicable regulatory approvals 4

Slack is the engagement layer: where the conversations happen, the problems are solved, and the decisions made 100+ Average minutes of active usage 1 Engagement per day Applications 10+ Average hours connected to 1 Data & Systems Slack per day 1. As of October 31, 2020Slack is the engagement layer: where the conversations happen, the problems are solved, and the decisions made 100+ Average minutes of active usage 1 Engagement per day Applications 10+ Average hours connected to 1 Data & Systems Slack per day 1. As of October 31, 2020

Slack's platform enables developers to bring workflows right to the users, where the conversations are happening



HUMANS
The Spectrum of Workflows
Ad hoc
Andre, what do you think? Make sense to you?
Conversational
Yep. We ran the numbers with Amy. Good to go.
Manual
Engagement
slack
Zia is asking for approval on the purchase of a new forklift. View details
Approve
Applications
Structured
A purchase order has been submitted
Programmatic
Purchase order #0945 updated: approved
Automated
Data & Systems
MACHINES

Slack Connect: Transforming Inter-Enterprise Communication 240% 64,000 520,000+ Year-over-Year Connected Paid Customers Using Slack 1 Connected Endpoints 1 1 Endpoint Growth Connect 1. As of October 31, 2020 Map of intra-city shared channels usage globally Slack Connect: Transforming Inter-Enterprise Communication 240% 64,000 520,000+ Year-over-Year Connected Paid Customers Using Slack 1 Connected Endpoints 1 1 Endpoint Growth Connect 1. As of October 31, 2020 Map of intra-city shared channels usage globally

Combining the #1 CRM platform with the most innovative enterprise communications platform $ $ 21.1B 876M 1 2 FY 2021E Revenue FY 2021E Revenue 23% 39% 1 2 FY 2021E Revenue Growth Rate FY 2021E Revenue Growth Rate 5,000+ 2,400+ AppExchange listings Apps in the Slack App Directory 2,500+ 54,000+ Employees Employees 1. Revenue and revenue growth rate reflect high-end of Salesforce guidance range for FY21 provided on December 1, 2020 8 2. Revenue and revenue growth rate reflect high-end of Slack guidance range for FY21 provided on September 8, 2020Combining the #1 CRM platform with the most innovative enterprise communications platform $ $ 21.1B 876M 1 2 FY 2021E Revenue FY 2021E Revenue 23% 39% 1 2 FY 2021E Revenue Growth Rate FY 2021E Revenue Growth Rate 5,000+ 2,400+ AppExchange listings Apps in the Slack App Directory 2,500+ 54,000+ Employees Employees 1. Revenue and revenue growth rate reflect high-end of Salesforce guidance range for FY21 provided on December 1, 2020 8 2. Revenue and revenue growth rate reflect high-end of Slack guidance range for FY21 provided on September 8, 2020

Salesforce + Slack Strategic Rationale Shaping the future of enterprise software Slack is a Category Leader Deep Slack Integration with Salesforce Products Combination Joins Two Open and Extensive Ecosystems Salesforce’s Proven Playbook for Enterprise Expansion 9Salesforce + Slack Strategic Rationale Shaping the future of enterprise software Slack is a Category Leader Deep Slack Integration with Salesforce Products Combination Joins Two Open and Extensive Ecosystems Salesforce’s Proven Playbook for Enterprise Expansion 9

Slack is a Category Leader Slack is one of the most Slack serves small Slack Connect is emerging beloved platforms in businesses to Fortune 500 as the new gold standard enterprise software history companies as well as for trusted collaboration with 100+ minutes of leading academic across organizations active usage per user each institutions, non-profits, day and governments in more than 150 countries 10Slack is a Category Leader Slack is one of the most Slack serves small Slack Connect is emerging beloved platforms in businesses to Fortune 500 as the new gold standard enterprise software history companies as well as for trusted collaboration with 100+ minutes of leading academic across organizations active usage per user each institutions, non-profits, day and governments in more than 150 countries 10

Deep Slack Integration with Salesforce Products

Slack will integrate deeply into every Salesforce Cloud, becoming the new interface for Customer 360

Similar to how MuleSoft enables companies to integrate data from disparate sources, Slack will enable companies to integrate all the apps and workflows they use every day

Existing document collaboration capabilities complement Slack's channel-based product



11

Combination Joins Two Open and Extensive Ecosystems

885K+

active developers build on Slack[1]

2,400+

apps on the Slack app directory[1]

+

2.6M+

Trailblazers are part of the Salesforce ecosystem

5,000+

Salesforce AppExchange listings

Salesforce and Slack will create the most open and extensive ecosystem of apps and workflows for business and empower millions of developers to build the next generation of apps with clicks, not code

1. As of October 31, 2020

12

Salesforce’s Proven Playbook for Enterprise Expansion 142K 1,080 1 paid Slack customers paid Slack customers above 1 $100K ARR As with past acquisitions, we intend to expand Slack's footprint within the enterprise, not just among Salesforce customers, but for any company undergoing digital transformation 1. As of October 31, 2020 13Salesforce’s Proven Playbook for Enterprise Expansion 142K 1,080 1 paid Slack customers paid Slack customers above 1 $100K ARR As with past acquisitions, we intend to expand Slack's footprint within the enterprise, not just among Salesforce customers, but for any company undergoing digital transformation 1. As of October 31, 2020 13

+ Salesforce and Slack remain independent companies prior to closing 15+ Salesforce and Slack remain independent companies prior to closing 15